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                                                                   EXHIBIT 10.26

                              ASSIGNMENT OF LEASE

     This Assignment of Lease ("Assignment"), effective December 1, 1996, by and between Pacific Bell Information Services, a California corporation, ("Assignor") and SmarTalk Teleservices, Inc., a California corporation ("Assignee").

                                   Recitals

     WHEREAS, WTR Properties, as Lessor, and Pacific Bell Information Services as Lessee, entered a lease on January 21, 1994, (the "Lease"); and

     WHEREAS, the leased premises are located at 124 Beale Street, 5th Floor, Suite 500, San Francisco; and

     WHEREAS, the term of the lease, is for a period of 5 years and 7 days, commencing on January 24, 1994 and ending on January 31, 1999 subject to earlier termination as provided in the lease; and

     WHEREAS, Assignor desires to assign the Lease to Assignee, and Assignee desires to accept the assignment of lease; and

     NOW THEREFORE, Assignor and Assignee agree as follows.

                                  Assignment

     For value received, Assignor assigns and transfers to Assignee all of Assignor's right, title, and interest in and to the Lease attached hereto and incorporated by reference herein as Exhibit A. Assignee agrees to and does accept the assignment. Assignee expressly assumes and agrees to keep, perform, and fulfill all the terms, covenants, conditions, and obligations, required to be kept, performed, and fulfilled by Assignor as Lessee under the lease, including the making of all payments due to or payable on behalf of Lessor under the Lease when due and payable.

     As further consideration for this Assignment, Assignee agrees to pay to Lessor, as a security deposit, five (5) months base rent in the amount of $29,216.00 ("Security Deposit"). The parties agree that the Security Deposit shall be applied to four (4) consecutive months of base rental payments commencing on December 1, 1996. The balance of the Security Deposit shall be returned to Assignee at the end of term of the Lease, provided that such amount has not been previously applied by Lessor to offset any amounts owed by Assignee under the Lease, or Assignee has not otherwise defaulted under the Lease. A copy of Lessor's standard provision on Security Deposit is attached hereto and made a part hereof (Exhibit B). Assignee shall pay such consideration to Lessor upon execution of this Assignment.

                                                                               1

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                           (SIGNATURE PAGE FOLLOWS)


     IN WITNESS WHEREOF, the parties have executed this Assignment of Lease on the respective dates indicated below.


ASSIGNOR:                              ASSIGNEE:
PACIFIC BELL                              SMARTALK
INFORMATION SERVICES                      TELESERVICES, INC.

/s/ Richard Collins                       /s/ Robert H. Lorsch
--------------------                      --------------------
Richard Collins                           Robert H. Lorsch
--------------------                      --------------------
type or print name                        type or print name

Title:                                    Title: President and CEO
      --------------                             -----------------
Date:                                     Date:
     ---------------                           -------------------

                                                                               2

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                               124 BEALE STREET
                           SAN FRANCISCO, CALIFORNIA

                                 OFFICE LEASE

                            BASIC LEASE INFORMATION

DATE:                           January 21, 1994

LESSOR:                         WTR Properties, Inc.

LESSOR'S ADDRESS:               USL Property Management, Inc.
                                500 Sutter Street, Suite 418
                                San Francisco, California 94102

LESSEE:                         Pacific Bell Information Services

LESSEE'S ADDRESS:               3401 Crow Canyon Road, Room 2010E
                                San Ramon, CA 94583

LESSEE'S CONTACT:                                   Telephone:

PREMISES:                       Floor: 5th          Suite 500

TOTAL RENTABLE SQUARE FOOTAGE:  Approximately 5,478 rentable sq. ft.

LESSEE'S PROPORTIONATE SHARE:   19.94%

BASE YEAR:                      1994

COMMENCEMENT DATE:              January 24, 1994

EXPIRATION DATE:                January 31, 1999

BASE RENTAL:                    1st lease year: $10/sq.ft./annum;
                                2nd lease year: $11/sq.ft./annum;
                                3rd lease year: $12/sq.ft./annum;
                                4th lease year: $13/sq.ft./annum;
                                5th lease year: $14/sq.ft./annum

SECURITY DEPOSIT:               None

The Basic Lease Information shall be read as one document with the Office Lease and in the event of any conflict between the Basic Lease Information and the Office Lease, the later shall control.

Lessor                                  Lessee
WTR PROPERTIES, INC.                    PACIFIC BELL INFORMATION SERVICES

By: /s/ William W. F. Sin               By: /s/ J. J. Appel
    -----------------------------               -------------------------
        William W. F. Sin                       J. J. Appel
        Authorized Representative               Authorized Representative

Date: January 26, 1994
      ----------------
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                               CONSENT OF LESSOR



     The undersigned is the Lessor in the Lease described in the above Assignment and consents to the assignment of Lease to SmarTalk Teleservices, Inc. Lessor expressly releases Pacific Bell Information Services from all future obligations imposed on Lessee under the terms of the Lease.



LESSOR
WTR PROPERTIES, INC.




/s/ William W. F. Siu
---------------------
William W. F. Siu
President and Chief Executive Officer


Date: November 20, 1996
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